SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                Form 8-K

                             CURRENT REPORT




                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported)  January 25, 1995
                                                     ----------------




                            EG&G, Inc.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)



     Massachusetts               1-5075                04-2052042
    ---------------       ----------------------      ------------
    (State or other      (Commission File Number)    (IRS Employer
     jurisdiction of                                 Identification No.)
     incorporation)



    45 William Street, Wellesley, Massachusetts              02181
    ----------------------------------------------------------------
    (Address of principal executive offices)               (Zip Code)



                              (617) 237-5100
    ----------------------------------------------------------------
           (Registrant's telephone number, including area code)



                            Not applicable
 ----------------------------------------------------------------
      (Former name or former address, if changed since last report)
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Item 5.  Other Events

On January 25, 1995, the Company's Board of Directors authorized the purchase of 10 million shares of the Company's common stock in addition to the 3.3 million shares remaining unpurchased under similar authorization dated October 27, 1993. In total, the Company has current authorization to purchase 13.3 million shares.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    EG&G, INC.



                                    By \s\Thomas J. Sauser
                                       -------------------
                                       Thomas J. Sauser
                                       Senior Vice President
                                       Chief Financial Officer
                                       (Principal Financial Officer)

Date:  March 2, 1995
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